                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2002
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                                 WHX CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                        1-2394                  13-3768097
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(State or other jurisdiction         (Commission             (IRS Employer
 of incorporation)                   File Number)            Identification No.)

                 110 East 59th Street, New York, New York 10022
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                     Address of principal executive offices

Registrant's telephone number, including area code: (212) 355-5200
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                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.   Other Events.
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                        On April 26, 2002,  WHX  Corporation  announced that its
wholly-owned subsidiary Handy & Harman has determined to exit certain of its precious metal activities as set forth in the press release filed herewith.

Item 7.   Financial Statements and Exhibits.
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            (c)     Exhibits
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                    Exhibit No.    Exhibits
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                    99.1           Press Release of WHX Corporation dated April 26, 2002.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WHX CORPORATION

Dated: April 26, 2002                      By: /s/ Robert K. Hynes
                                              ---------------------------------
                                              Name:   Robert K. Hynes
                                              Title:  Vice President - Finance